                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Service Providers" and to the use of our report dated February 12, 1999. which is incorporated by reference in this Registration Statement (Form N-1A No. 33-79180) of the Gabelli Gold Fund, Inc.


                                                  /s/ ERNST & YOUNG LLP



New York, New York
April 29, 1999